Exhibit 99.1

FOR IMMEDIATE RELEASE

NCR Corporation Announces Timing and Additional Details

Regarding its Previously Announced Separation

Record Date - October 2, 2023

Distribution Date - October 16, 2023

NCR Atleos expects to begin “regular-way” trading on the NYSE on October 17, 2023 under the ticker NATL

NCR Corporation ticker symbol to change to VYX after separation

ATLANTA, GEORGIA - September 22, 2023 - NCR Corporation (“Company,” NYSE: NCR) today announced that its Board of Directors has approved the timing and additional details regarding its previously announced separation of the Company’s ATM-focused businesses, including its Self-Service Banking, Payments & Network and Telecommunications and Technology businesses, through a distribution of all of the common stock of NCR Atleos Corporation (“Atleos”) held by the Company to Company common stockholders. Atleos is currently named NCR Atleos, LLC and will convert to a Maryland corporation and change its name to NCR Atleos Corporation prior to the distribution.

To effect the separation, the Company’s Board of Directors has authorized a pro rata distribution to Company common stockholders as of the close of business on the record date of one hundred percent (100%) of the outstanding shares of Atleos. In the distribution, each holder of Company common stock will receive one share of Atleos common stock for every two shares of Company common stock held as of the close of business on October 2, 2023, the record date for the distribution. The distribution is expected to occur after the close of business on October 16, 2023. The distribution is intended to qualify as a transaction that is tax-free for United States federal income tax purposes. The distribution is subject to certain conditions described in the registration statement on Form 10 filed by Atleos (the “Form 10”) and the related Information Statement, dated August 14, 2023 (the “Information Statement”), to be made available to stockholders.

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The distribution is expected to be made at 5:00 p.m. local New York City time on October 16, 2023 to the Company’s common stockholders of record as of 5:00 p.m. local New York City time on October 2, 2023, the record date for the distribution.

•	On the distribution date, Company common stockholders will receive one share of Atleos common stock for every two shares of Company common stock held as of the record date.

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Following the distribution, Atleos will be an independent, publicly-traded company on the New York Stock Exchange (the “NYSE”), and the Company (to be renamed NCR Voyix Corporation (“Voyix”) following the distribution) will retain no ownership interest in Atleos.

“Today’s announcement marks a major milestone in the completion of the separation of Atleos from NCR, and it is one made possible only through collaborative work and dedication of all of the Company’s employees,” said Michael D. Hayford, the Company’s CEO. “This is a proud moment in the Company’s 139-year history of innovation. Through that same vibrant tradition and culture, Voyix and Atleos stand poised to build on the Company’s legacy as value-creators for stockholders and top attractors for talent and growth.”

Tim Oliver, Atleos’ CEO-designate, added, “This is an important and exciting moment for our team as we take a critical step closer to launching Atleos as a standalone public company. With our feet firmly in the Company’s rich history, and buoyed by the talent and energy that characterize our workforce, Atleos and Voyix each look toward a bright new chapter.”

“We could not be more proud of the teams at Atleos and Voyix and the terrific work they have done together,” said David Wilkinson, Voyix’s CEO-designate. “As proud carriers of the Company’s legacy, we look forward to continuing to provide world-class service to our global customers, and cultivating lasting relationships with our partners and employees to drive stockholder value.”

Atleos Common Stock Distribution

As stated above, the Company’s Board of Directors authorized a pro rata distribution, subject to certain conditions as set forth in the Form 10 and the related Information Statement, of Atleos common stock owned by the Company which is expected to be made on October 16, 2023 (the “distribution date”) to the Company’s common stockholders of record as of 5:00 p.m. local New York City time on October 2, 2023 (the “record date”). The distribution is expected to be effective at 5:00 p.m. local New York City time on the distribution date. Each of the Company’s common stockholders of record will receive one share of Atleos common stock for every two shares of the Company’s common stock held by such stockholder as of the record date. No fractional shares of Atleos’ common stock will be distributed. Fractional shares of Atleos’ common stock will be aggregated and sold on the open market, and the aggregate net proceeds of the sales will be distributed ratably in the form of cash payments to the Company’s common stockholders who would otherwise be entitled to receive a fractional share of Atleos’ common stock.

When-Issued Trading Market

Shares of the Company’s common stock are expected to continue to trade “regular way” on the NYSE under the current ticker symbol “NCR” from the record date through the distribution date.

Beginning on or about October 11, 2023 through the distribution date, it is expected that there will be two markets in the Company’s common stock on the NYSE: the “regular way” market under the Company’s current ticker symbol “NCR” and the “ex-distribution” market under the ticker symbol “VYX WI.” Prior to the distribution, shares of the Company’s common stock that trade in the “regular way” market will trade with the right to receive shares of Atleos common stock on the distribution date. Shares of the Company’s common stock that trade in the “ex-distribution” market will trade without the right to receive shares of Atleos common stock on the distribution date. After the distribution, the Company will be renamed NCR Voyix Corporation and, on October 17, 2023, it is expected that the shares of NCR common stock, which will then be referred to as Voyix common stock, will trade “regular way” under the ticker symbol “VYX.” No action is required by existing Company stockholders with respect to the ticker symbol change. The Company’s common stock will continue to be listed on the NYSE and the CUSIP will remain unchanged.

Investors are encouraged to consult with their financial advisors regarding the specific implications of buying, selling or holding the Company’s common stock on or before the distribution date. It is anticipated that Atleos common stock will begin trading on the NYSE under the ticker symbol “NATL WI” on a “when-issued” basis on or about October 11, 2023. On October 17, 2023, it is expected that Atleos common stock will begin “regular way” trading on the NYSE under the ticker symbol “NATL.”

Further Information About the Distribution

The distribution of Atleos’ shares will be made in book entry form, which means no physical share certificates of Atleos will be issued. No action is required by the Company’s common stockholders in order to receive shares of Atleos common stock in the distribution and they will not be required to surrender or exchange their shares of Company common stock.

The distribution of Atleos common stock is subject to certain conditions as set forth in the Form 10 and the related Information Statement, including, among other things, that debt financing shall be available on terms acceptable to the Company and Atleos shall have completed the debt financing transactions necessary to complete the distribution and the applicable proceeds of such debt financing shall have been distributed or otherwise paid to the Company. As further stated in the Form 10 and the related Information Statement, the fulfillment of those conditions will not create any obligation on behalf of the Company to effect the distribution of Atleos common stock, whether on the distribution date set forth above or at all, and the Company may at any time postpone the distribution of Atleos common stock or otherwise decline to go forward with the distribution of Atleos common stock entirely. The Company’s Board of Directors may also elect to change the record date. The Company and Atleos currently expect all conditions to the Atleos distribution to be satisfied on or before the distribution date and for the distribution of Atleos common stock to take place on the distribution date. Any change with respect to the timing or occurrence of the distribution, if any, would be announced by the Company by subsequent press release.

The distribution is intended to qualify as a transaction that is tax-free for U.S. federal income tax purposes. The Company’s common stockholders should consult their tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the distribution.

Notice of Internet Availability

A Notice of Internet Availability regarding the Information Statement, which contains details regarding the distribution of Atleos common stock and Atleos’ business and management, and certain other materials, is expected to be mailed to the Company’s common stockholders prior to the distribution date. The Information Statement is part of the Form 10, including amendments and exhibits thereto, and is available on the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov.

About NCR Corporation

NCR Corporation (NYSE: NCR) is a leader in transforming, connecting, and running technology platforms for self-directed banking, stores, and restaurants. The Company is headquartered in Atlanta, Georgia, with 35,000 employees globally. NCR is a trademark of NCR Corporation in the United States and other countries.

Web site: www.ncr.com

X: @NCRCorporation

Facebook: www.facebook.com/ncrcorp

LinkedIn: www.linkedin.com/company/ncr-corporation

YouTube: www.youtube.com/user/ncrcorporation

Cautionary Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “planned,” “objective,” “likely,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to the Company’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in this release include, without limitation, statements regarding the proposed separation of the Company into two separate companies, including, but not limited to, statements regarding the anticipated timing and structure of such proposed transaction, the future commercial performance of Voyix or Atleos (or their respective businesses) following such proposed transaction, and value creation and ability to innovate and drive growth generally as a result of such transaction as well as statements regarding the intended future executive management teams of both companies. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of the Company’s control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors relating to:

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Strategy and Technology: transforming our business model; development and introduction of new solutions; competition in the technology industry; integration of acquisitions and management of alliance activities; our multinational operations;

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Business Operations: domestic and global economic and credit conditions; risks and uncertainties from the payments-related business and industry; disruptions in our data center hosting and public cloud facilities; retention and attraction of key employees; defects, errors, installation difficulties or development delays; failure of third-party suppliers; a major natural disaster or catastrophic event, including the impact of the coronavirus (COVID-19) pandemic and geopolitical and macroeconomic challenges; environmental exposures from historical and ongoing manufacturing activities; and climate change;

•	Data Privacy & Security: impact of data protection, cybersecurity and data privacy including any related issues, including the April 2023 ransomware incident;

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Finance and Accounting: our level of indebtedness; the terms governing our indebtedness; incurrence of additional debt or similar liabilities or obligations; access or renewal of financing sources; our cash flow sufficiency to service our indebtedness; interest rate risks; the terms governing our trade receivables facility; the impact of certain changes in control relating to acceleration of our indebtedness, our obligations under other financing arrangements, or required repurchase of our senior unsecured notes; any lowering or withdrawal of the ratings assigned to our debt securities by rating agencies; our pension liabilities; and write down of the value of certain significant assets;

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Law and Compliance: allegations or claims by third parties that our products or services infringe on intellectual property rights of others, including claims against our customers and claims by our customers to defend and indemnify them with respect to such claims; protection of our intellectual property; changes to our tax rates and additional income tax liabilities; uncertainties regarding regulations, lawsuits and other related matters; and changes to cryptocurrency regulations;

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Governance: impact of the terms of our Series A Convertible Preferred (“Series A”) Stock relating to voting power, share dilution and market price of our common stock; rights, preferences and privileges of Series A stockholders compared to the rights of our common stockholders; and actions or proposals from stockholders that do not align with our business strategies or the interests of our other stockholders;

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Planned Separation: an unexpected failure to complete, or unexpected delays in completing, the necessary actions for the planned separation, or to obtain the necessary approvals or third party consents to complete these actions; that the potential strategic benefits, synergies or opportunities expected from the separation may not be realized or may take longer to realize than expected; costs of implementation of the separation and any changes to the configuration of businesses included in the separation if implemented; the potential inability to access or reduced access to the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade; the potential adverse reactions to the planned separation by customers, suppliers, strategic partners or key personnel and potential difficulties in maintaining relationships with such persons and risks associated with third party contracts containing consent, and/or other provisions that may be triggered by the planned separation and the ability to obtain such consents; the risk that any newly formed entity to house the commerce or ATM business would have no credit rating and may not have access to the capital markets on acceptable terms; unforeseen tax liabilities or changes in tax law; requests or requirements of governmental authorities related to certain existing liabilities; and the ability to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that the planned separation will be completed in the expected form or within the expected time frame or at all. In addition, the Company’s Board of Directors may change the record date for the distribution, or postpone or terminate the distribution, in its sole discretion. Nor can there be any guarantee that Voyix or Atleos (or their respective businesses) after a separation will be able to realize any of the potential strategic benefits, synergies or opportunities as a result of these actions. Neither can there be any guarantee that stockholders will achieve any particular level of stockholder returns. Nor can there be any guarantee that the planned separation will maximize value for stockholders, or that the Company or any of its divisions, or separate commerce and ATM business, will be commercially successful in the future, or achieve any particular credit rating or financial results.

Additional information concerning these and other factors can be found in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Any forward-looking statement speaks only as of the date on which it is made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Contact

Michael Nelson

NCR Corporation

678-808-6995

michael.nelson@ncr.com

Media Contact

Scott Sykes

NCR Corporation

scott.sykes@ncr.com

Source: NCR Corporation

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